Exhibit 99.1

Schedule A

TRADING HISTORY

The amounts reported in the “Weighted Average Price” column in the table below reflect a weighted average price for the shares of Common Stock purchased or sold by an investment fund managed by the Reporting Person indicated.  The shares of Common Stock were purchased or sold, as applicable, in multiple transactions, each at a price within the ranges of price set forth in the “Range of Prices” column in the table below. The Reporting Persons undertake to provide to the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares of Common Stock sold at each separate price within the ranges of prices set forth in the table below.

Trade Date	Name	Amount	Weighted Average Price	Range
7/1/2015	Point72 Asset Management, L.P.	- 17510	26.45651	26.270 - 26.930
7/1/2015	Cubist Systematic Strategies, LLC	- 3755	26.39157	26.370 - 26.660
7/1/2015	Cubist Systematic Strategies, LLC	2110	26.58564	26.470 - 26.870
7/1/2015	Cubist Systematic Strategies, LLC	300	27.16000	27.160 - 27.160
7/1/2015	Cubist Systematic Strategies, LLC	- 606	26.37000	26.370 - 26.370
7/1/2015	EverPoint Asset Management, LLC	24900	26.67228	26.272 - 26.980
7/1/2015	EverPoint Asset Management, LLC	5100	27.00431	27.000 - 27.030
7/1/2015	Rubric Asset Management, LLC	125000	26.45996	26.270 - 26.850
7/1/2015	Point72 Asset Management, L.P.	10107	26.32842	26.270 - 26.460
7/1/2015	Point72 Asset Management, L.P.	- 697	26.77451	26.690 - 26.930
7/2/2015	Point72 Asset Management, L.P.	2602	25.73186	25.650 - 25.940
7/2/2015	Point72 Asset Management, L.P.	- 1100	25.89836	25.840 - 25.980
7/2/2015	Point72 Asset Management, L.P.	- 1400	26.03286	26.000 - 26.090
7/2/2015	Cubist Systematic Strategies, LLC	- 100	25.66000	25.660 - 25.660
7/2/2015	Cubist Systematic Strategies, LLC	2944	25.77761	25.650 - 25.990
7/2/2015	Cubist Systematic Strategies, LLC	4500	26.18656	26.000 - 26.350
7/2/2015	Cubist Systematic Strategies, LLC	700	25.65000	25.650 - 25.650
7/2/2015	Cubist Systematic Strategies, LLC	- 100	25.66000	25.660 - 25.660
7/2/2015	Rubric Asset Management, LLC	79640	25.75772	25.650 - 25.995
7/2/2015	Rubric Asset Management, LLC	45360	26.18870	26.000 - 26.370
7/2/2015	Point72 Asset Management, L.P.	598	25.72689	25.660 - 25.810
7/6/2015	Point72 Asset Management, L.P.	- 1200	25.56083	25.520 - 25.670
7/6/2015	Point72 Asset Management, L.P.	6098	25.56110	25.500 - 25.740
7/6/2015	Cubist Systematic Strategies, LLC	- 2736	25.58525	25.530 - 25.590
7/6/2015	Cubist Systematic Strategies, LLC	6490	25.66467	25.530 - 25.700
7/6/2015	Cubist Systematic Strategies, LLC	- 11514	25.57988	25.510 - 25.690
7/6/2015	Cubist Systematic Strategies, LLC	10700	25.70121	25.690 - 25.705
7/6/2015	Rubric Asset Management, LLC	24980	25.52712	25.500 - 25.550
7/6/2015	Point72 Asset Management, L.P.	1402	25.54934	25.500 - 25.660
7/7/2015	Point72 Asset Management, L.P.	18106	24.89035	24.780 - 24.990
7/7/2015	Point72 Asset Management, L.P.	- 400	24.92250	24.860 - 24.980
7/7/2015	Point72 Asset Management, L.P.	- 1013	25.01126	25.000 - 25.020
7/7/2015	Point72 Asset Management, L.P.	13541	25.01982	25.000 - 25.210
7/7/2015	Cubist Systematic Strategies, LLC	97	24.82000	24.820 - 24.820
7/7/2015	Cubist Systematic Strategies, LLC	- 1500	24.86067	24.790 - 24.890

Trade Date	Name	Amount	Weighted Average Price	Range
7/7/2015	Cubist Systematic Strategies, LLC	- 2679	25.10153	25.000 - 25.480
7/7/2015	Cubist Systematic Strategies, LLC	- 12000	24.82406	24.780 - 24.890
7/7/2015	Cubist Systematic Strategies, LLC	12000	24.90942	24.905 - 24.910
7/7/2015	Cubist Systematic Strategies, LLC	- 360	25.00000	25.000 - 25.000
7/7/2015	EverPoint Asset Management, LLC	64147	24.87681	24.780 - 24.990
7/7/2015	EverPoint Asset Management, LLC	35853	25.04504	25.000 - 25.120
7/7/2015	Rubric Asset Management, LLC	129081	24.83595	24.770 - 24.990
7/7/2015	Rubric Asset Management, LLC	70939	25.05429	25.000 - 25.560
7/7/2015	Point72 Asset Management, L.P.	752	24.86250	24.780 - 24.940
7/7/2015	Point72 Asset Management, L.P.	- 187	24.97000	24.970 - 24.970
7/7/2015	Point72 Asset Management, L.P.	- 100	25.02000	25.020 - 25.020
7/7/2015	Point72 Asset Management, L.P.	301	25.10352	25.070 - 25.160
7/8/2015	Point72 Asset Management, L.P.	- 33107	24.79782	24.560 - 24.990
7/8/2015	Point72 Asset Management, L.P.	- 30589	25.10797	25.000 - 25.250
7/8/2015	Cubist Systematic Strategies, LLC	- 5495	24.82617	24.720 - 24.970
7/8/2015	Cubist Systematic Strategies, LLC	400	24.98000	24.980 - 24.980
7/8/2015	Cubist Systematic Strategies, LLC	1080	25.07944	25.010 - 25.190
7/8/2015	Cubist Systematic Strategies, LLC	- 3000	25.16500	25.010 - 25.240
7/8/2015	Cubist Systematic Strategies, LLC	- 1800	24.99500	24.995 - 24.995
7/8/2015	Cubist Systematic Strategies, LLC	6000	25.07800	25.010 - 25.080
7/8/2015	Cubist Systematic Strategies, LLC	- 4200	25.16512	25.160 - 25.170
7/8/2015	EverPoint Asset Management, LLC	8619	24.98065	24.940 - 24.990
7/8/2015	EverPoint Asset Management, LLC	91381	25.11396	25.000 - 25.250
7/8/2015	Rubric Asset Management, LLC	20389	24.88222	24.630 - 24.995
7/8/2015	Rubric Asset Management, LLC	29611	25.12682	25.000 - 25.210
7/8/2015	Point72 Asset Management, L.P.	- 1000	24.89700	24.770 - 24.990
7/8/2015	Point72 Asset Management, L.P.	- 1804	25.11339	25.000 - 25.220
7/9/2015	Point72 Asset Management, L.P.	- 34207	25.15322	25.040 - 25.310
7/9/2015	Cubist Systematic Strategies, LLC	- 700	25.19857	25.130 - 25.280
7/9/2015	Cubist Systematic Strategies, LLC	3192	25.20297	25.040 - 25.540
7/9/2015	Cubist Systematic Strategies, LLC	419	25.04716	25.040 - 25.070
7/9/2015	EverPoint Asset Management, LLC	100000	25.18988	25.050 - 25.690
7/9/2015	Rubric Asset Management, LLC	100000	25.17318	25.045 - 25.420
7/9/2015	Point72 Asset Management, L.P.	- 2093	25.15797	25.070 - 25.320